Exhibit 10.1

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (the “Agreement”), is dated as of December 29, 2010, by and between AIVtech International Group Co., a Nevada corporation (the “Company”), and the subscribers identified on the signature pages hereto (each a “Subscriber” and collectively, the “Subscribers”).

RECITALS:

WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6), Regulation D (“Regulation D”) and/or Regulation S (“Regulation S”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”).

WHEREAS, Global Hunter Securities, LLC is acting as exclusive placement agent (“Placement Agent”), on a “best efforts” basis, in a private offering (the “Offering”) in which the Subscribers agree to purchase and the Company agrees to offer and sell shares of its common stock (the “Purchased Shares”) at a price equal to 60% of the average closing price for the ten (10) trading days prior to the Closing Date (as defined below) (the “Share Purchase Price”) for aggregate gross proceeds of up to $10,000,000 (the “Purchase Price”).

WHEREAS, in connection with the Offering, the Company shall issue to the Subscribers Series A share purchase warrants (the “Warrants,” and collectively with the Purchased Shares, the “Purchased Securities”) in the form attached hereto as Exhibit A, with the Warrants entitling the Subscribers to purchase the number of shares of the Company’s common stock (the “Warrant Shares”) equal to 10% of the total number of shares of common stock sold in the transaction.

WHEREAS, the Company desires to enter into this Agreement to issue and sell the Purchased Securities and the Subscriber desires to purchase that number of Purchased Securities set forth on the signature page hereto on the terms and conditions set forth herein.

WHEREAS, the Company, the Escrow Agent (as defined below) and each of the Subscribers have entered into escrow agreements and the aggregate proceeds of the Offering shall be held in escrow pursuant to the terms of the escrow agreements (the “Escrow Agreements”).

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Subscriber hereby agree as follows:

1.           Purchase and Sale of Purchased Securities.

(a)           The Purchased Shares.   Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date (as defined below), each Subscriber shall purchase and the Company shall sell to each Subscriber the Purchased Shares for the portion of the Purchase Price designated on the signature pages hereto.

(b)           Warrants. Upon the following terms and conditions and for no additional consideration, each of the Subscribers shall be issued Warrants in the form attached hereto as Exhibit A entitling the Subscribers to purchase the Warrant Shares equal to 10% of the total number of shares of common stock sold in the transaction. The Warrants shall expire five (5) years following the Closing Date with an exercise price of $4.00 per share.

2.           Closing.  The Closing Date shall occur on or before December 29, 2010 (the “Closing Date”). The consummation of the transactions contemplated herein (the “Closing”) shall take place at the offices of Anslow & Jaclin, LLP, 195 Route 9 South, 2nd Floor, Manalapan, New Jersey 07726 on such date and time as the Subscribers and the Company may agree upon; provided, that all of the conditions set forth in Section 9 hereof and applicable to the Closing shall have been fulfilled or waived in accordance herewith.

3.           Representations, Warranties and Covenants of the Subscriber.  The Subscriber hereby represents and warrants to and agrees with the Company that:

(a)           Organization and Standing of the Subscriber.   If such Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b)           Authorization and Power.  Such Subscriber has the requisite power and authority to enter into and perform this Agreement and the other Transaction Documents (as defined in Section 4(c)) and to purchase the Purchased Securities being sold to it hereunder.  The execution, delivery and performance of this Agreement and the other Transaction Documents by such Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Subscriber or its Board of Directors, stockholders, partners, members, as the case may be, is required.  This Agreement and the other Transaction Documents have been duly authorized, executed and delivered by such Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Subscriber enforceable against such Subscriber in accordance with the terms thereof.

(c)           No Conflicts.   The execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation by such Subscriber of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Subscriber’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Subscriber).  Such Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement and the other Transaction Documents or to purchase the Purchased Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d)           Consents.  The Subscriber is not required to give any notice to, make any filing, application or registration with, obtain any authorization, consent, order or approval of or obtain any waiver from any person or entity in order to execute and deliver this Agreement or to consummate the transactions contemplated hereby, except for such notices, filings, applications, registrations, authorizations, consents, orders, approvals and waivers (if any) as have been obtained and the filing of a Form D with the Commission and other similar filings required by applicable state securities or “blue sky” laws and regulations in connection with offerings of securities under Rule 506 (“Rule 506”) promulgated under the Securities Act, if applicable.

(e)           Acquisition for Investment. The Subscriber is acquiring the Purchased Securities solely for its own account for the purpose of investment and not with a view to or for resale in connection with a distribution.  The Subscriber does not have a present intention to sell the Purchased Securities, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Purchased Securities to or through any person or entity; provided, however, that by making the representations herein and subject to Section 3.2(h) below, the Subscriber does not agree to hold the Purchased Securities for any minimum or other specific term and reserves the right to dispose of the Purchased Securities at any time in accordance with Federal and state securities laws applicable to such disposition.  The Subscriber acknowledges that it is able to bear the financial risks associated with an investment in the Purchased Securities and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries and received such information as it has deemed necessary or appropriate to conduct its due diligence investigation and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company.  The Subscriber further acknowledges that the Subscriber understands the risks of investing in companies domiciled and/or which operate primarily in the People’s Republic of China and that the purchase of the Purchased Securities involves substantial risks.

(f)           Information on Company.    Such Subscriber has been furnished with or has had access to the EDGAR Website of the Commission and to the Company’s Form 10-Q filed on EDGAR on November 12, 2010 for the quarter ended September 30, 2010 together with all other filings made with the Commission available at the EDGAR website (hereinafter referred to collectively as the “Reports”) and all correspondence from the Commission to the Company including but not limited to the Commission’s comment letters relating to the Company’s periodic filings with the Commission whether available at the EDGAR website or not.  In addition, such Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as such Subscriber has requested in writing, identified thereon as OTHER WRITTEN INFORMATION (such other information is collectively, the “Other Written Information”), and considered all factors such Subscriber deems material in deciding on the advisability of investing in the Purchased Securities.  Such Subscriber has relied on the Reports and Other Written Information in making its investment decision.

(g)           Opportunities for Additional Information.  The Subscriber acknowledges that the Subscriber has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company.

(h)           Information on Subscriber.   Subscriber is, and will be on the Closing Date, an “accredited investor”, as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable such Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment.  Such Subscriber has the authority and is duly and legally qualified to purchase and own the Purchased Securities.  Such Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.  The information set forth on the signature page hereto regarding such Subscriber is accurate.

(i)           Compliance with 1933 Act.   Such Subscriber understands and agrees that the Purchased Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of the Subscriber contained herein), and that such Purchased Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.  The Subscriber acknowledges that the Subscriber is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances. The Subscriber understands that to the extent that Rule 144 is not available, the Subscriber will be unable to sell any Purchased Securities without either registration under the 1933 Act or the existence of another exemption from such registration requirement. In any event, and subject to compliance with applicable securities laws, the Subscriber may enter into lawful hedging transactions in the course of hedging the position they assume and the Subscriber may also enter into lawful short positions or other derivative transactions relating to the Purchased Securities, and deliver the Purchased Securities, to close out their short or other positions or otherwise settle other transactions, or loan or pledge the Purchased Securities, to third parties who in turn may dispose of these Purchased Securities.

(j)           Purchased Securities Legend.  The Purchased Securities shall bear the following or similar legend:

“THE ISSUANCE AND SALE OF THE PURCHASED SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS.  THE PURCHASED SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE PURCHASED SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT, OR OTHERWISE.  NOTWITHSTANDING THE FOREGOING, THE PURCHASED SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE PURCHASED SECURITIES.”

 (k)           Communication of Offer.  The offer to sell the Purchased Securities was directly communicated to such Subscriber by the Company.  At no time was such Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(l)           Restricted Securities.   Such Subscriber understands that the Purchased Securities have not been registered under the 1933 Act and such Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Purchased Securities unless pursuant to an effective registration statement under the 1933 Act, or unless an exemption from registration is available.  Notwithstanding anything to the contrary contained in this Agreement, such Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Purchased Securities to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity.  Affiliate includes each Subsidiary of the Company.  For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(m)           No Governmental Review.   Such Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Purchased Securities or the suitability of the investment in the Purchased Securities nor have such authorities passed upon or endorsed the merits of the offering of the Purchased Securities.

(n)           Residency.  The Subscriber is a resident of the jurisdiction set forth immediately below the Subscriber’s name on the signature pages hereto.

(o)           Not a Registered Representative.  The Subscriber agrees, acknowledges and understands that if it is a Registered Representative of a FINRA member firm, he or she must give such firm the notice required by FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm in the Selling Securityholder Questionnaire attached as Exhibit C.

(p)           No Brokers.  The Subscriber has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement.  The Subscriber hereby agrees to indemnify and hold harmless the Company and the Placement Agent from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of the Subscriber hereunder.

(q)           Correctness of Representations.  Such Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless such Subscriber otherwise notifies the Company prior to the Closing Date, shall be true and correct as of the Closing Date.  The Subscriber understands that the Purchased Securities are being offered and sold in reliance on a transactional exemption from the registration requirement of Federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Purchased Securities.

(r)           Short Sales and Confidentiality. Other than the transaction contemplated hereunder, the Subscriber has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with the Subscriber, executed any disposition, including short sales (but not including the location and/or reservation of borrowable shares of common stock), in the securities of the Company during the period commencing from the time that the Subscriber first received a term sheet from the Company or any other person setting forth the material terms of the transactions contemplated hereunder until the date that the transactions contemplated by this Agreement are first publicly announced.  The Subscriber covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, the Subscriber will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). The Subscriber understands and acknowledges that the Commission currently takes the position that coverage of short sales of shares of the common stock “against the box” prior to the effective date of the Registration Statement with the Purchased Securities is a violation of Section 5 of the 1933 Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Notwithstanding the foregoing, the Subscriber does not make any representation, warranty or covenant hereby that it will not engage in short sales in the securities of the Company after the date that the transactions contemplated by this Agreement are first publicly announced. Notwithstanding the foregoing, in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Subscriber’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Purchased Securities covered by this Agreement.

(s)           No Representations by the Placement Agent.  The Subscriber acknowledges that the Placement Agent (including any of its members, managers, employees, agents or representatives) have not made any representations or warranties to the Subscriber concerning the Company and its Subsidiaries (as defined below) and their respective businesses, condition (financial or otherwise) or prospects.

(t)           Additional Representations, Warranties and Covenants of Non-United States Persons.

(i)           The Subscriber understands that the investment offered hereunder has not been registered under the 1933 Act and the Subscriber understands that such Subscriber is purchasing the Purchased Securities without being furnished any offering literature or prospectus. The Subscriber is acquiring the Purchased Securities for the Subscriber’s own account, for investment purposes only, and not with a view towards resale or distribution.

(ii)           At the time the Subscriber was offered the Purchased Securities, it was not, and at the date hereof, such Subscriber is not a “U.S. Person” which is defined below:

(A)	Any natural person resident in the United States;

(B)	Any partnership or corporation organized or incorporated under the laws of the United States;

(C)	Any estate of which any executor or administrator is a U.S. person;

(D)	Any trust of which any trustee is a U.S. person;

(E)	Any agency or branch of a foreign entity located in the United States;

(F)	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(G)	Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident of the United States; and

(H)
Any partnership or corporation if (i) organized or incorporated under the laws of any foreign jurisdiction and (ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act) who are not natural persons, estates or trusts.

“United States” or “U.S.” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

(iii)           The Subscriber understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Purchased Securities in any country or jurisdiction where action for that purpose is required.

(iv)           The Subscriber (i) as of the execution date of this Agreement is not located within the United States, and (ii) is not purchasing the Purchased Securities for the account or benefit of any U.S. person except in accordance with one or more available exemptions from the registration requirements of the 1933 Act or in a transaction not subject thereto.

(v)           The Subscriber will not resell the Purchased Securities except in accordance with the provisions of Regulation S (Rule 901 through 905 and Preliminary Notes thereto), pursuant to a registration under the 1933 Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to such securities unless in compliance with the 1933 Act.

(vi)           The Subscriber will not engage in hedging transactions with regard to shares of the Company prior to the expiration of the distribution compliance period specified in Category 2 or 3 (paragraph (b)(2) or (b)(3)) in Rule 903 of Regulation S, as applicable, unless in compliance with the 1933 Act; and as applicable, shall include statements to the effect that the securities have not been registered under the 1933 Act and may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the securities are registered under the 1933 Act, or an exemption from the registration requirements of the 1933 Act is available.

(vii)           No form of “directed selling efforts” (as defined in Rule 902 of Regulation S under the 1933 Act), general solicitation or general advertising in violation of the 1933 Act has been or will be used nor will any offers by means of any directed selling efforts in the United States be made by the Subscriber or any of their representatives in connection with the offer and sale of the Purchased Securities.

(u)           OFAC.  The Subscriber should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Subscriber represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.  The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>.  In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs.  Please be advised that the Company or Placement Agents, as applicable, may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph.  The Subscriber agrees to promptly notify the Company and the Placement Agents should the Subscriber become aware of any change in the information set forth in these representations.  The Subscriber understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Subscriber, either by prohibiting additional subscriptions from the Subscriber, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and Selling Agent may also be required to report such action and to disclose the Subscriber’s identity to OFAC. The Subscriber further acknowledges that the Company may, by written notice to the Subscriber, suspend the redemption rights, if any, of the Subscriber if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company and Selling Agent or any of the Company’s other service providers.  These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure; and

If the Subscriber is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Subscriber receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Subscriber represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(v)           Survival.  The foregoing representations and warranties shall survive for a period of one year after the Closing Date.

4.           Representations and Warranties of the Company.  The Company represents and warrants to and agrees with each Subscriber that:

(a)           Due Incorporation.  The Company is a corporation or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its properties and to carry on its business as presently conducted.  The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect.  For purposes of this Agreement, a “Material Adverse Effect” means any material adverse effect on the business, operations, properties, or financial condition of the Company and its Subsidiaries individually, or in the aggregate and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.  For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which more than 30% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity.  As of the Closing Date, all of the Company’s Subsidiaries and the Company’s ownership interest therein are set forth on Schedule 4(a).

(b)           Outstanding Stock.  All issued and outstanding shares of capital stock and equity interests in the Company have been duly authorized and validly issued and are fully paid and non-assessable.

(c)           Authority; Enforceability.  This Agreement, the Purchased Securities, the Escrow Agreements and any other agreements delivered together with this Agreement or in connection herewith (collectively, the “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.  The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(d)           Capitalization and Additional Issuances.   The authorized and outstanding capital stock of the Company and Subsidiaries on a fully diluted basis as of the date of this Agreement and the Closing Date (not including the Purchased Securities) are set forth on Schedule 4(d).  Except as set forth on Schedule 4(d), there are no options, warrants, or rights to subscribe to, securities, rights, understandings or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock or other equity interest of the Company or any of the Subsidiaries.  The only officer, director, employee and consultant stock option or stock incentive plan or similar plan currently in effect or contemplated by the Company is described on Schedule 4(d).  There are no outstanding agreements or preemptive or similar rights affecting the Company’s common stock.

(e)           Consents.  No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, the Over The Counter Bulletin Board (the “Bulletin Board”) or the Company’s shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Purchased Securities.  The Transaction Documents and the Company’s performance of its obligations thereunder have been unanimously approved by the Company’s Board of Directors.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority in the world, including without limitation, the United States, or elsewhere is required by the Company or any Affiliate of the Company in connection with the consummation of the transactions contemplated by this Agreement, except as would not otherwise have a Material Adverse Effect or the consummation of any of the other agreements, covenants or commitments of the Company or any Subsidiary contemplated by the other Transaction Documents. Any such qualifications and filings will, in the case of qualifications, be effective on the Closing and will, in the case of filings, be made within the time prescribed by law.

(f)           No Violation or Conflict.  Assuming the representations and warranties of the Subscriber in Section 3 are true and correct, neither the issuance nor sale of the Purchased Securities nor the performance of the Company’s obligations under this Agreement and all other Transaction Documents entered into by the Company relating thereto will:

(i)           violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company, (B) to the Company’s knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

(ii)           result in the creation or imposition of any lien, charge or encumbrance upon the Purchased Securities or any of the assets of the Company or any of its Affiliates except in favor of Subscriber as described herein; or

(iii)           result in the activation of any anti-dilution rights or a reset or repricing of any debt, equity or security instrument of any creditor or equity holder of the Company, or the holder of the right to receive any debt, equity or security instrument of the Company nor result in the acceleration of the due date of any obligation of the Company.

(g)           The Purchased Securities.  The Purchased Securities upon issuance:

(i)           are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject only to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

(ii)           have been, or will be, duly and validly authorized and on the date of issuance of the Purchased Securities, the Purchased Securities will be duly and validly issued, fully paid and nonassessable or if resold in a transaction registered pursuant to the 1933 Act and pursuant to an effective registration statement or exempt from registration will be free trading, unrestricted and unlegended;

(iii)           will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company or rights to acquire securities of the Company; and

(iv)           will not subject the holders thereof to personal liability by reason of being such holders.

(h)           Litigation.  There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the complete and timely performance by the Company of its obligations under the Transaction Documents.  Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

(i)           No Market Manipulation.  The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock to facilitate the sale or resale of the Purchased Securities or affect the price at which the Purchased Securities may be issued or resold.

(j)           Information Concerning Company.  The Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein.   Since December 31, 2009 and except as modified in the Reports or in the Schedules hereto, there has been no Material Adverse Effect relating to the Company’s business, financial condition or affairs. The Reports, including the financial statements included therein do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, taken as a whole, not misleading in light of the circumstances and when made.

(k)           Defaults.  The Company is not in material violation of its articles of incorporation or bylaws.   The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters which default would have a Material Adverse Effect, or (iii) not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

(l)           No Integrated Offering.   Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security of the Company nor solicited any offers to buy any security of the Company under circumstances that would cause the offer of the Purchased Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Bulletin Board.  No prior offering will impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.  Neither the Company nor any of its Affiliates will take any action or steps that would cause the offer or issuance of the Purchased Securities to be integrated with other offerings which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.  The Company will not conduct any offering other than the transactions contemplated hereby that may be integrated with the offer or issuance of the Purchased Securities that would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.

(m)           No General Solicitation.  Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D/Regulation S under the 1933 Act) in connection with the offer or sale of the Purchased Securities.

(n)           No Undisclosed Liabilities.  Since December 31, 2009, except as disclosed in the Reports, the Company has no liabilities or obligations which are material, individually or in the aggregate, other than those incurred in the ordinary course of the Company businesses since December 31, 2009 and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, except as disclosed in the Reports or on Schedule 4(n).

(o)           No Undisclosed Events or Circumstances.  Since December 31, 2009, except as disclosed in the Reports, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

(p)           Foreign Corrupt Practices.  Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is  in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(q)           Reporting Company.  The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the “1934 Act”).  Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months.

(r)           Listing.  The Company’s common stock is quoted on the Bulletin Board currently under the symbol “ECOH”.  The Company has not received any oral or written notice that its common stock is not eligible nor will become ineligible for quotation on the Bulletin Board nor that its common stock does not meet all requirements for the continuation of such quotation.  The Company satisfies all the requirements for the continued quotation of its common stock on the Bulletin Board.

(s)           Transfer Agent.   The name, address, telephone number, fax number, contact person and email address of the Company transfer agent is set forth on Schedule 4(s) hereto.

(t)           Independent Nature of Subscribers. The Company acknowledges that the obligations of each Subscriber under the Transaction Documents are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under the Transaction Documents. The Company acknowledges that the decision of each Subscriber to purchase securities pursuant to this Agreement has been made by such Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its Subsidiaries which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained herein, or in any Transaction Documents, and no action taken by any Subscriber pursuant hereto or thereto, shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose.

(u)           Sarbanes-Oxley Act. The Company is in material compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the rules and regulations promulgated thereunder, that are effective and for which material compliance by the Company is required as of the date hereof.

(v)           Company Predecessor and Subsidiaries.  The Company makes each of the representations contained in Sections 4(a), (b), (c), (d), (e), (f), (h), (j), (k), (l), (m), (n), (o) and (p) of this Agreement, as same relate or could be applicable to each Subsidiary.  All representations made by or relating to the Company of a historical or prospective nature shall relate, apply and refer to the Company and its predecessors and successors.  The Company represents that it owns all of the equity of the Subsidiaries and rights to receive equity of the Subsidiaries identified on Schedule 4(a), free and clear of all liens, encumbrances and claims, except as set forth on Schedule 4(a).

(w)           Solvency. Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the Offering (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

(x)           Correctness of Representations.  The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date; provided, that, if such representation or warranty is made as of a different date, in which case such representation or warranty shall be true as of such date.

(y)           Survival.  The foregoing representations and warranties shall survive for a period of one year after the Closing Date.

5.           Regulation D/Regulation S Offering/Legal Opinion.  The offer and issuance of the Purchased Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act or Rule 506 of Regulation D and/or Regulation S promulgated thereunder.  On the Closing Date, the Company will provide an opinion reasonably acceptable to the Subscribers from the Company’s legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Purchased Securities.  A form of the Closing Legal Opinion is annexed hereto as Exhibit B.  The Company will provide, at the Company’s expense, such other legal opinions, if any, as are reasonably necessary in each Subscriber’s opinion for the issuance and resale of the Purchased Securities pursuant to an effective registration statement. The Company shall approve, or have its designated counsel approve, Rule 144 legal opinion requests from Subscriber’s counsel for removal of restrictive legends to the Purchased Securities, within five (5) business days of such request being provided to the Company’s transfer agent.

6.           Covenants of the Company.  The Company covenants and agrees with the Subscribers as follows:

(a)           Form D; Blue Sky Laws.  The Company shall timely file with the Commission, and the applicable states, a Form D with respect to the Offering, as required under Regulation D.

(b)           Make Good Provision.  The Company agreed to issue to the Subscribers certain shares common stock equal to 100% of the Purchased Shares sold in the Offering (“Make Good Shares”) in the event the Company fails to achieve the following financial performance thresholds for the 12-month periods ending December 31, 2010 (“2010”) and December 31, 2011 (“2011”). Fifty percent (50%) of the Make Good Shares shall be allocated for the 2010 Performance Threshold (as defined below) and shall be referred to as the “2010 Make Good Shares” and the remaining Fifty percent (50%) of the Make Good Shares shall be allocated for the 2011 Performance Threshold (as defined below) and shall be referred to as the “2011 Make Good Shares.”

(i) For 2010, Earnings Per Share, as reported by the Company in its audited financial statements for 2010 (the “2010 Financial Statements”) equals or exceeds $0.44 (the “2010 Performance Threshold”); and

(ii) For 2011, Earnings Per Share, as reported by the Company in its audited financial statements for 2011 (the “2011 Financial Statements” and together with the 2010 Financial Statements will be referred to as the “Financial Statements”) equals or exceeds $0.60 (the “2011 Performance Threshold” and together with the 2010 Performance Threshold will be referred to as the “Performance Thresholds”)

If the Company achieves less than 100% of the Performance Threshold, then the Company shall instruct the transfer agent to issue and deliver the Make Good Shares to each Purchaser, on a pro rata basis, within five (5) business days of the Purchasers’ receipt of the  Financial Statements.

(c)           Listing/Quotation.  The Company will maintain the quotation or listing of its common stock on the American Stock Exchange, Nasdaq Capital Market, Nasdaq Global Market, Nasdaq Global Select Market, Bulletin Board, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the common stock (the “Principal Market”), and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable, as long as any Purchased Securities are outstanding. The Company will provide Subscribers with copies of all notices it receives notifying the Company of the threatened and actual delisting of the common stock from any Principal Market.  As of the date of this Agreement and the Closing Date, the Bulletin Board is and will be the Principal Market.

(d)           Compliance with Law.  As long as the Subscriber owns any of the Purchase Securities, the Company will conduct its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business (including, without limitation, all applicable local, state and federal environmental laws and regulations), except for those laws, rules and regulations the failure to comply with which would not have a Material Adverse Effect.

7.           Covenants of the Company Regarding Indemnification.

(a)           The Company agrees to indemnify, hold harmless, reimburse and defend the Subscribers, the Subscribers’ officers, directors, agents, Affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscribers or any such person which results, arises out of or is based upon (i) any material misrepresentation by the Company or breach of any representation or warranty by the Company in this Agreement or in any Exhibits or Schedules attached hereto in any Transaction Documents, or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any material covenant or undertaking to be performed by the Company hereunder, or any other material agreement entered into by the Company and Subscribers relating hereto.

(b)           The Subscribers agree to indemnify, hold harmless, reimburse and defend the Company, the Company’s officers, directors, agents, Affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon them or any such person which results, arises out of or is based upon any material misrepresentation by the Subscribers in this Agreement or in any Exhibits or Schedules attached hereto or in any Transaction Documents.  Notwithstanding the forgoing, in no event shall the liability of the Subscriber or permitted successor hereunder, or under any Transaction Documents or other agreement delivered in connection herewith, exceed the Purchase Price paid by such Subscriber.

(c)           The procedures set forth in Section 8(f) shall apply to the indemnification set forth in Section 7.

8.           Registration Rights.

(a)           Registration Statement Requirements.  The Company shall file with the Commission a Form S-1 registration statement (the “Registration Statement”) (or such other form that it is eligible to use) in order to register all or such portion of the Registrable Shares as permitted by the Commission (provided that the Company shall use diligent efforts to advocate with the Commission for the registration of all of the Registrable Shares) pursuant to Rule 415 for resale and distribution under the 1933 Act on or before the date (the “Required Filing Date”) which is thirty (30) calendar days after the Closing Date, and use its best efforts to cause the Registration Statement to be declared effective by the date (the “Required Effective Date”) which is not later than one hundred eighty (180) calendar days after the Closing Date. The Company will register not less than 100% of the Purchased Shares and the Warrant Shares in the aforedescribed Registration Statement (the “Registrable Shares”).  In the event that the Company is required by the Commission to cutback the number of shares being registered in the Registration Statement pursuant to Rule 415, then the Company shall reduce the Registrable Shares pro rata, and unless otherwise directed in writing by the Subscriber as to its Registrable Shares, the number of Registrable Shares to be registered on such Registration Statement will first be reduced by Registrable Shares represented by Warrant Shares and second by Registrable Shares represented by Purchased Shares.  Notwithstanding anything to the contrary contained in this Section 8, if the Company receives Commission Comments, and following discussions with and responses to the Commission in which the Company uses its reasonable best efforts and time to cause as many Registrable Shares for as many Subscribers as possible to be included in the Registration Statement filed pursuant to Section 8(a) without characterizing any Subscriber as an underwriter, the Company is unable to cause the inclusion of all Registrable Shares in such Registration Statement, then the Company may, following not less than three (3) Trading Days prior written notice to the Subscribers, (x) remove from the Registration Statement such Registrable Shares (the “Cut Back Shares”) and/or (y) agree to such restrictions and limitations on the registration and resale of the Registrable Shares, in each case as the Commission may require in order for the Commission to allow such Registration Statement to become effective; provided, that in no event may the Company name any Subscriber as an underwriter without such Subscriber’s prior written consent (collectively, the “Commission Restrictions”). Unless the Commission Restrictions otherwise require, any cut-back imposed pursuant to this Section 8(a) shall be allocated among the Registrable Shares of the Subscribers on a pro rata basis. No liquidated damages under Section 8(d) shall accrue on or as to any Cut Back Shares, and the required Commission Effectiveness Date for such additional Registration Statement including the Cutback Shares will be tolled, until such time as the Company is able to effect the registration of the Cut Back Shares in accordance with any Commission Restrictions (such date, the “Restriction Termination Date”). From and after the Restriction Termination Date, all provisions of this Section 8 (including, without limitation, the liquidated damages provisions, subject to tolling as provided above) shall again be applicable to the Cut Back Shares (which, for avoidance of doubt, retain their character as “Registrable Shares”) so that the Company will be required to file with and cause to be declared effective by the Commission such additional Registration Statements in the time frames set forth herein as necessary to ultimately cause to be covered by effective Registration Statements all Registrable Shares (if such Registrable Shares cannot at such time be resold by the Subscribers thereof pursuant to Rule 144).

                                (b)           Registration Procedures. If and whenever the Company is required by the provisions of Section 8(a) to effect the registration of any Registrable Shares under the 1933 Act, the Company will, as expeditiously as possible:

(i)           subject to the timelines provided in this Agreement, prepare and file with the Commission a registration statement required by Section 8, with respect to such securities and use its best commercially reasonable efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), and promptly provide to Subscriber’s Counsel copies of all filings and Commission letters of comment and notify the Subscribers (by telecopier and by e-mail addresses provided by the Subscribers) and Subscriber’s Counsel (by telecopier and by email to gjaclin@anslowlaw.com) on or before the second  business day thereafter that the Company receives notice that (i) the Commission has no comments or no further comments on the registration statement, and (ii) the registration statement has been declared effective;

(ii)           prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until such registration statement has been effective for the later of (a) a period of one (1) year, or (b) until the Purchased Securities can been sold by the Subscribers pursuant to Rule 144 without volume restrictions;

(iii)           furnish to the Subscribers such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such Subscribers reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement or make them electronically available;

(iv)           use its reasonable best efforts to register or qualify the Registrable Shares covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as the Subscribers shall request in writing, provided, however, that the Company shall not for any such purpose be required to qualify to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to service of process in any such jurisdiction;

(v)           list the Registrable Shares covered by such registration statement with any securities exchange on which the common stock of the Company is then listed;

(vi)           notify the Subscribers within one (1) business day of the Company’s becoming aware that a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or which becomes subject to a Commission, state or other governmental order suspending the effectiveness of the registration statement covering any of the Registrable Shares. Each Subscriber hereby covenants that it will not sell any Registrable Shares pursuant to such prospectus during the period commencing at the time at which the Company gives such Subscriber notice of the suspension of the use of such prospectus in accordance with this Section 8(b)(vi) and ending at the time the Company gives such Subscriber notice that such Subscriber may thereafter effect sales pursuant to the prospectus, or until the Company delivers to such Subscriber or files with the Commission an amended or supplemented prospectus.

(c)           Provision of Documents.  It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Shares of a particular Subscriber that such Subscriber shall furnish to the Company in writing such information and representation letters, including a completed form of the Selling Securityholder Questionnaire attached as Exhibit C hereto, with respect to itself and the proposed distribution by it as the Company may reasonably request to assure compliance with federal and applicable state securities laws.

(d)           Non-Registration Events.  The Company and the Subscribers agree that the Subscribers will suffer damages if the Registration Statement is not filed by the Required Filing Date and not declared effective by the Commission by the Required Effective Date or if, after it is declared effective, its effectiveness is not maintained in the manner and within the time periods contemplated by Section 8 hereof, and it would not be feasible to ascertain the extent of such damages with precision.  Accordingly, if (A) the Registration Statement is not filed on or before the Required Filing Date, or (B) the Registration Statement is not declared effective on or before the Required Effective Date (each such event referred to in clauses A through B of this Section 8(d), a “Non-Registration Event”), then the Company shall deliver to the Subscribers, as liquidated damages (“Liquidated Damages”), an amount equal to two percent (2%) of the Purchase Price of the Purchased Shares owned of record by such holder on the first business day of each thirty (30) day period (pro rata for any period less than thirty days) which are subject to such Non-Registration Event. The maximum aggregate Liquidated Damages payable to the Subscriber under this Agreement shall be ten percent (10%) of the aggregate Purchase Price paid by the Subscriber pursuant to this Agreement.

(e)           Expenses.  All expenses incurred by the Company in complying with Section 8, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the FINRA, transfer taxes, and fees of transfer agents and registrars, are called “Registration Expenses.” The Company will pay all Registration Expenses in connection with any registration statement described in Section 8.

           (f)           Indemnification and Contribution.

(i)           In the event of a registration of any Registrable Shares under the 1933 Act pursuant to Section 8, the Company will, to the extent permitted by law, indemnify and hold harmless the Subscriber, each of the officers, directors, agents, Affiliates, members, managers, control persons, and principal shareholders of the Subscriber, each underwriter of such Registrable Shares thereunder and each other person, if any, who controls such Subscriber or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Subscriber, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Shares was registered under the 1933 Act pursuant to Section 8, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of Section 8(f)(iii) reimburse the Subscriber, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Subscriber to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Subscriber failed to send or deliver a copy of the final prospectus delivered by the Company to the Subscriber with or prior to the delivery of written confirmation of the sale by the Subscriber to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Subscriber in writing specifically for use in such registration statement or prospectus.

(ii)           In the event of a registration of any of the Registrable Shares under the 1933 Act pursuant to Section 8, each Subscriber severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Shares were registered under the 1933 Act pursuant to Section 8, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Subscriber will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Subscriber, as such, furnished in writing to the Company by such Subscriber specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Subscriber hereunder shall be limited to the net proceeds actually received by the Subscriber from the sale of Registrable Shares pursuant to such registration statement.

(iii)           Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 8(f)(iii) and shall only relieve it from any liability which it may have to such indemnified party under this Section 8(f)(iii), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 8(f)(iii) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnifying party shall have reasonably concluded that there may be reasonable defenses available to indemnified party which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel, reasonably satisfactory to the indemnified and indemnifying party, and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(iv)           In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either (i) a Subscriber, or any controlling person of a Subscriber, makes a claim for indemnification pursuant to this Section 8(f) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8(f) provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Subscriber or controlling person of the Subscriber in circumstances for which indemnification is not provided under this Section 8(f); then, and in each such case, the Company and the Subscriber will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Subscriber is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Subscriber will not be required to contribute any amount in excess of the public offering price of all such securities sold by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation and provided, further, however, that the liability of the Subscriber hereunder shall be limited to the net proceeds actually received by the Subscriber from the sale of Registrable Shares pursuant to such registration statement.

9.           Closing Conditions.

(a)           The obligation hereunder of the Subscriber to acquire and pay for the Purchased Securities is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Subscriber’s sole benefit and may be waived by the Subscriber at any time in its sole discretion.

(i)           The representations and warranties of the Company contained in this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on the Closing Date as if given on and as of the Closing Date (except for representations given as of a specific date, which representations shall be true and correct as of such date), and on or before the Closing Date the Company shall have performed all covenants and agreements of the Company contained herein or in any of the other Transaction Documents required to be performed by the Company on or before the Closing Date;

(ii)           The Company shall have delivered to the Escrow Agent a certificate, dated the Closing Date, duly executed by its Chief Executive Officer, to the effect set forth in subparagraph (i) of this Section 9(a);

(iii)           The Transaction Documents have been duly executed and delivered by the Company to the Escrow Agent; and

(iv)           On the Closing Date, the Subscriber shall have received an opinion of the Anslow & Jaclin, LLP, counsel for the Company, dated the Closing Date, addressed to the Subscribers, in the form attached as Exhibit B.

(b)           The obligation hereunder of the Company to issue and sell the Purchased Securities to the Purchaser is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(i)           The representations and warranties of the Subscriber in this Agreement and each of the other Transaction Documents to which the Subscriber is a party shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date;

(ii)           The Purchase Price for the Purchased Shares has been delivered as provided in the Escrow Agreements;

(iii)           The Closing Date shall have occurred on or before December 29, 2010; and

(iv)           The Transaction Documents to which the Subscriber is a party have been duly executed and delivered by the Subscriber to McLaughlin & Stern, LLP (the “ the Escrow Agent”).

10.           Miscellaneous.

(a)           Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company, to:

AIVtech International Group Co.
Attn: Mr. Jinlin Guo, President
1305 East, Hightech Plaza, Phase 2, Tian’An Cyber Park
Futian District, Shenzhen, Guangdong Province, PRC 518034
Tel No.: +86 755-88353133
Fax No.: +86 755-88353122

With a copy to (which copy shall not constitute notice):

Anslow & Jaclin, LLP
Attn: Gregg E. Jaclin, Esq.
195 Route 9 South, 2nd Floor
Manalapan, NJ 07726
Tel No.: (732) 409-1212
Fax No.: (732) 577-1188

If to the Subscribers:

To each of the addresses and facsimile numbers listed on the signature pages of this Agreement

With a copy to (which copy shall not constitute notice):

(b)          Entire Agreement; Amendment. This Agreement and the other Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Transaction Documents, neither the Company nor any of the Subscribers makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement nor any of the Transaction Documents may be waived or amended other than by a written instrument signed by the Company and the holders of at least fifty percent (50%) of the total shares of common stock purchased in the Offering and then outstanding (the “Majority Holders”), and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Purchased Shares then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents or holders of Purchased Shares, as the case may be.

(c)          Counterparts/Execution.  This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  This Agreement may be executed by facsimile transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof.

(d)          Law Governing this Agreement.  This Agreement will be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws.  The parties hereto hereby submit to the exclusive jurisdiction of the United States federal and state courts located in the State of New York with respect to any dispute arising under this Agreement or the transactions contemplated hereby or thereby.

(e)          Calendar Days.   All references to “days” in the Transaction Documents shall mean calendar days unless otherwise stated.  The terms “business days” and “trading days” shall mean days that the New York Stock Exchange is open for trading for three or more hours.  Time periods shall be determined as if the relevant action, calculation or time period were occurring in New York City.  Any deadline that falls on a non-business day in any of the Transaction Documents shall be automatically extended to the next business day and interest, if any, shall be calculated and payable through such extended period.

(f)           Captions: Certain Definitions.  The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.  As used in this Agreement the term “person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

(g)          Successors and Assigns.  This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns.  The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Subscriber and the Subscriber may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company.  Notwithstanding the foregoing, the Subscriber may assign all or part of its rights and obligations hereunder to any of its “affiliates,” as that term is defined under the Securities Act, without the consent of the Company so long as the affiliate is an accredited investor (within the meaning of Regulation D) and agrees in writing to be bound by this Agreement.  This provision does not limit the Subscriber’s right to transfer the Purchase Securities pursuant to the terms of this Agreement or to assign the Subscriber’s rights hereunder to any such transferee pursuant to the terms of this Agreement.

(h)          Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except that the Placement Agent are an intended beneficiary of all representations and warranties by any party and all covenants made by the parties, including but not limited to the Registration Rights provided herein.

(i)           Acceptance.  Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Purchased Securities as herein provided, subject to acceptance by the Company; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other Subscribers and to add and/or delete other persons as Subscribers.

(j)           Waiver.  It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

(k)          Other Documents.  The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

(l)           Public Statements.  The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

(m)         Exculpation Among Subscribers.  The Subscriber agrees, acknowledges and understands that it is not relying on any of the other Subscribers in making its investment or decision to invest in the Company.  The Subscriber agrees, acknowledges and understands that none of the other Subscribers nor their respective controlling persons, officers, directors, partners, agents or employees shall be liable to the Subscriber for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Purchased Securities or the execution of or performance under this Agreement, nor shall the Subscriber be liable to the other Subscribers for any action heretofore or hereafter taken or omitted to be taken by the Subscriber in connection with the purchase of the Purchased Securities or the execution of or performance under this Agreement.

(n)          Severability.  In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

[Signature Pages Follow]

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement with AIVtech International Group Co. by signing and returning a copy to the Company whereupon it shall become a binding agreement.

NUMBER OF SHARES             x  $______ =            (the “Purchase Price”)

___________________________________	_____________________________________
Signature	Signature (if purchasing jointly)

___________________________________	_____________________________________
Name Typed or Printed	Name Typed or Printed

___________________________________	_____________________________________
Entity Name	Entity Name

___________________________________	_____________________________________
Address	Address

___________________________________	_____________________________________
City, State and Zip Code	City, State and Zip Code

___________________________________	_____________________________________
Telephone - Business	Telephone - Business

___________________________________	_____________________________________
Telephone – Residence	Telephone – Residence

___________________________________	_____________________________________
Facsimile – Business	Facsimile - Business

___________________________________	_____________________________________
Facsimile – Residence	Facsimile – Residence

___________________________________	_____________________________________
Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued:

Dated:           December   29, 2010

This Subscription Agreement is agreed to and accepted as of December 29, 2010.

AIVTECH INTERNATIONAL GROUP CO.

By: /s/ Jinlin Guo_________________________
Name:  Jinlin Guo
Title:  Chief Executive Officer

LIST OF EXHIBITS

Exhibit A                                Form of Warrant

Exhibit B                                Form of Legal Opinion

Exhibit C                                Selling Securityholder Questionnaire